UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2004
 Date of Report (Date of earliest event reported)

V G TECH, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50163	52-2357931
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Raiffeisenstrasse 1
D-61169 Friedberg, Germany	N/A
(Address of principal executive offices)	(Zip Code)

49-(0)-6031-791760
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K originally filed by VG Tech, Inc. (the “Company”) on September 28, 2004 is being filed to provide the unaudited pro forma consolidated balance sheet and statement of operations of the Company giving effect to the Company’s acquisition of a 100% ownership interest in Aqua Society GmbH on September 22, 2004.

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements, identified by words such as “plan”, "anticipate," "believe," "estimate," "should," "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 2 and elsewhere in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (“SEC”), particularly our annual reports on Form 10-KSB, our quarterly reports on Form 10-QSB and our current reports on Form 8-K.

SECTION 2 – FINANCIAL INFORMATION.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 22, 2004 (the “Closing Date”), the Company completed the acquisition (the “’Acquisition”) of all of the issued and outstanding shares of Aqua Society GmbH (“Aqua”) pursuant to an agreement (the “Share Purchase Agreement”) entered into on September 3, 2004 with Aqua, Water-Capital-Holding Ltd. (“Water”) and Steve Livingston, the former President, Secretary, Treasurer and sole director of the Company.

Pursuant to the Share Purchase Agreement, the Company acquired a 100% ownership interest in Aqua from Water in exchange for:

1.	the issuance of 10,000,000 shares of the Company’s common stock (the “Common Shares”);

2.	the issuance of 34,000,000 special warrants (the “Warrants”) to acquire Common Shares, the terms of which are discussed below under Item 3.02 of this Current Report; and

3.	the transfer to Water of 36,000,000 Common Shares owned by Mr. Livingston, being all of the Common Shares owned by Mr. Livingston.

Also pursuant to the Share Purchase Agreement, the Company has agreed to seek approval to increase its authorized capital to 200,000,000 Common Shares as soon as is reasonably practicable.

On the Closing Date, Mr. Livingston resigned as a director and as the President, Secretary and Treasurer of the Company, and Achim Stamm, the Managing Director of Aqua, was appointed to those positions in Mr. Livingston’s place.

Corporate Organization and History

The Company was incorporated on March 2, 2000 under the laws of the State of Nevada. Until the Company entered into the Share Purchase Agreement, the Company’s business was focused on the development of high-end digital illustrations and special effects. Following a recent review of the Company’s business, Mr. Livingston, the Company’s sole director at the time, determined that it was in the best interests of the Company to discontinue its digital effects business in order to pursue the business opportunities presented by the Aqua Technologies and Aqua Products described below.

Aqua Society GmbH

Aqua was founded as an organization with limited liability under the laws of Germany on May 13, 2004. Prior to its acquisition by the Company, Aqua was primarily engaged in organizational activities and has earned no revenues to date.

Aqua was formed for the purpose of developing commercial applications for its three core technologies (collectively, the “Aqua Technologies”). These Aqua Technologies have been used to develop the Aquamission, Thermomobil and Thermomission products described below (collectively, the “Aqua Products”).

Construction of the Aqua Products and components for those products is carried out through joint ventures and/or licensing agreements between Aqua and various independent businesses.

The Aqua Technologies and the Aqua Products

Aqua owns the rights to the following patented technologies:

Patent Number	Name
German Patent No. 101 29 047.0	Fully sintered heat exchangers in all possible geometric forms for all application purposes
German Patent No. DE 102 23 578 A1	Device for recovering used water
International Patent No. WO 01/753181 A3 and WO 01/753181 A2	Transportable cool box system technology

These technologies form, in various combinations, the underlying basis for the three products currently being developed and commercialized by Aqua.

The Aquamission Product:

The Aquamission product utilizes a patented process to extract water from the surrounding atmosphere. Air is supplied to a refrigerated surface contained within the unit which then causes water in the air to condensate. The collected water is then passed through a treatment filter for purification. The result is potable water which meets the standards established by the World Health Organization’s Guidelines for Drinking-Water Quality. Aqua has built and tested prototypes of various sizes for the Aquamission. The smallest prototype, approximately 40cm x 40cm x 60cm in size, is, depending on humidity and temperature, capable of producing up to 24 liters of drinking quality water per day. The largest prototype, approximately 240 cm x 600 cm x 240 cm in size, is, depending on humidity and temperature, capable of producing up to 6,000 liters of drinking quality water per day.

Negotiations are currently being conducted by Aqua to establish various pilot projects for the Aquamission around the globe. Construction of components to be used in these pilot projects has already begun.

The Thermomobil Product:

The Thermomobil product is a multi-purpose mobile refrigeration/heating unit designed to be a self-contained unit that can be transported and loaded onto both large and small transportation vehicles. The device utilizes the power supplied by the vehicle’s power system to keep the interior of the unit either warm or cool. The Thermomobil unit does not require expensive modifications or permanent affixation to the transport vehicle. As such, the vehicle can continue to be used as a non-refrigerated/heating transport.

The Thermomission Product:

The Thermomission is a product developed to improve the efficiency of refrigeration units used in cold storage facilities by increasing the energy efficiency of those units. In every cold storage facility, waste heat is transported from the inside of the unit to its outside. The Thermomission has been developed to convert this waste heat into electrical energy, which is then returned to the refrigeration unit, lowering total energy consumption.

A prototype for the Thermomission unit is currently under construction.

Key Personnel of Aqua

Achim Stamm: Mr. Stamm is the sole Managing Director of Aqua and is also Aqua’s Chief Executive Officer, Chief Financial Officer and principal legal advisor.

From 1998 until 2003, Mr. Stamm was the Managing Director of Breyer Stahl GmbH, a German steel company. Mr. Stamm has also acted as a Deputy Chairman of the Vocational Training Committee of the Frankfurt a.M. Main Bar Association and as an honorary advisor and member of the supervisory boards for various non-profit organizations. From 1990 until 1995, Mr. Stamm was a lecturer on social, civil and labor law at the Justus-Liebig University in Geißen. Since 2000, Mr. Stamm has also acted as the Managing Director for several privately owned start-up companies with international operations. Mr. Stamm has been practising as a lawyer in Germany since 1987.

Hubert Hamm: Mr. Hamm is the inventor of the patented Aqua Technologies and is the lead consultant for research and development for Aqua’s Heating, Ventilation, Air-Conditioning and Refrigeration (“HVAC&R”) Department.

Mr. Hamm has over 20 years of experience in the research and development, construction, maintenance and optimization of large-scale refrigeration plants, primarily for applications in mining and tunnel construction. From 1986 to 2001, Mr. Hamm worked in various management positions at RAG (formerly Ruhrkohle AG), a multi-billion dollar international mining and energy company. Mr. Hamm was the head of RAG’s HVAC&R department from 1994 to 2001. Since 2001, Mr. Hamm has been the head of his own engineering consulting firm, specializing in the development of HVAC&R technologies.

Rolf Haake: Mr. Haake is the lead consultant for research and development for Aqua’s Water Purification Department.

Mr. Haake has over 30 years of experience in the areas of water purification and treatment. From 1972 until 1978, Mr. Haake was the director of the North Rhine/Westphalia sales office for Deutsche Ton- und Steinzeugwerke AG, involved in the planning and sales of water purification and waste water treatment plants and related environmental technologies. Since 1978, Mr. Haake has been involved in running a number of independent businesses responsible for the planning and construction of waste-water treatment facilities.

Abraham Joy: Mr. Joy is Aqua’s lead consultant for marketing and communications.

Mr. Joy has worked in the areas of human resources and marketing since 1997. Since 2002, Mr. Joy has acted as an independent consultant in the area of international project development.

Plan of Operations

Over the next twelve months, the Company plans to continue Aqua’s research and development plans for the Aquamission, Thermomobil and Thermomission products. In pursuit of this, the Company plans to:

1.	continue negotiations for the establishment of pilot projects for the Aquamission product. Construction has already begun on components to be used in such pilot projects. If negotiations for the establishment of Aquamission pilot projects are successful, the Company plans to complete construction and testing of those pilot projects;

2.	continue to market and improve the Thermomobil unit; and

3.	continue with the construction of a working prototype of the Thermomission product.

The Company anticipates spending approximately $2,000,000 in pursuing its plan of operations over the next twelve months. This amount is in excess of the Company’s current cash reserves and anticipated revenues for that period. It is anticipated that the Company will not generate any significant revenues over the next twelve months. Accordingly, the Company will require substantial additional financing in order to fund its plan of operations. The Company anticipates that any additional financing will likely be in the form of equity financing as substantial debt financing is not expected to be available at this stage of its business.

Currently the Company does not have any financing arrangements in place and there is no assurance that it will be able to obtain sufficient financing in order to proceed with the development of the Aqua Products. If the Company does not obtain the necessary financing, then its plan of operations will be scaled back according to the amount of funds available. The inability to raise the necessary financing will severely restrict the Company’s ability to complete the development and commercialization of the Aqua Products.

Risk Factors

Need For Financing

The Company does not currently have the financial resources to complete its plan of operations for the next twelve months. The Company anticipates that it will require financing in the amount of $2,000,000 in order to fund its plan of operations over the next twelve months. The Company currently does not have any financing arrangements in place and there is no assurance that the Company will be able to acquire sufficient financing on terms acceptable to the Company or at all. If financing is not available or obtainable, the Company’s ability to meet its financial obligations and pursue its plan of operations will be substantially limited and investors may lose a substantial portion or all of their investment

Limited Operating History, Risks Of A New Business Venture

The Company was incorporated on March 20, 2000 and to date has been involved in the business of developing high end digital graphics and special effects. The Company had only limited revenues from this business, which it intends to abandon, and does not have any operating history with respect to the Aqua business and the Aqua Products.

Aqua was formed on May 13, 2004 and has been involved primarily in organizational activities to date. Aqua has never earned any revenues.

Potential investors should be aware of the difficulties normally encountered by a new enterprise and the high rate of failure of such enterprises. The potential for future success must be considered in light of the problems, expenses, difficulties complications and delays encountered in connection with the development of a business in the area in which the Company intends to operate and in connection with the formation and commencement of operations of a new business in general. These include, but are not limited to, unanticipated problems relating to research and development programs, marketing, approvals by government agencies, competition and additional costs and expenses that may exceed current estimates. There is no history upon which to base any assumption as to the likelihood that the Company will prove successful, and there can be no assurance that the Company will generate any operating revenues or ever achieve profitable operations.

The Company’s Operations May Be Subject To Extensive Government Regulations

The Company’s operations may be subject to extensive government regulations in the United States and Europe. In order to sell products based on the Aqua Technologies, the Company may have to satisfy numerous mandatory procedures, regulations, and safety standards established by federal and state regulatory agencies. There can be no assurance that the Company can successfully comply with all present or future government regulations.

Rapid Technological Changes In The Company’s Industry Could Make Its Products Obsolete

The industry in which the Company intends to compete is characterized by rapid technological change and intense competition. New technologies, products and industry standards will develop at a rapid pace which could make the Company’s planned products obsolete. The Company’s future success will depend upon its ability to develop and introduce product enhancements to address the needs of its customers. Material delays in introducing product enhancements may cause customers to forego purchases of the Company’s products and purchase those of competitors.

Asserting And Defending Intellectual Property Rights May Impact Results Of Operations

The success of the Company’s business may depend on its ability to successfully defend its intellectual property rights. Future litigation may have a material impact on the Company’s financial condition even if the Company is successful in developing and marketing products. The Company may not be successful in defending or asserting its intellectual property rights.

An adverse outcome in any litigation or interference proceeding could subject the Company to significant liabilities to third parties and require it to cease using the technology that is at issue or to license the technology from third parties. In addition, a finding that any of its intellectual property rights are invalid could allow its competitors to more easily and cost-effectively compete. Thus, an unfavorable outcome in any patent litigation or interference proceeding could have a material adverse effect on the Company’s business, financial condition or results of operations.

The cost to the Company of any patent litigation or interference proceeding could be substantial. Uncertainties resulting from the initiation and continuation of patent litigation or interference proceedings could have a material adverse effect on its ability to compete in the marketplace. Patent litigation and interference proceedings could also absorb significant management time.

The Company May Be Subject To Product Liability Lawsuits

The Company may be subject to product liability claims. Such claims may absorb significant management time and could degrade the Company’s reputation and the marketability of its products.

If product liability claims are made with respect to the Company’s products, we may need to recall the implicated product which could have a material adverse effect on the Company’s business, financial condition and results of operations. In addition, although the Company may maintain product liability insurance, it cannot be sure that such insurance will be adequate to cover potential product liability lawsuits. Insurance is expensive and in the future may not be available on acceptable terms, if at all. If a successful product liability claim or series of claims exceeds insurance coverage, it could have a material adverse effect on the Company’s business, financial condition and results of operations.

Competition

The business environment in which the Company intends to operate is highly competitive. Certain of the Company’s potential competitors will have greater technical, financial, marketing, sales and other resources than the Company.

Dependence On Key Personnel

The Company’s success will largely depend on the performance of its directors and officers. The Company’s success will also depend on its ability to attract and retain highly skilled technical, research, management, regulatory compliance, sales and marketing personnel. Competition for such personnel is intense. The loss of the services of such personnel or the inability to attract and retain other key personnel could impair the development of the Company’s business, operating results and financial condition.

SECTION 3 – SECURITIES AND TRADING MARKETS.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 22, 2004, the Company issued to Water 10,000,000 Common Shares and 34,000,000 Warrants in exchange for a 100% ownership interest in Aqua. These Common Shares and Warrants were issued to Water pursuant to the exceptions to registration contained in Regulation S of the Securities Act on the basis that Water has represented to the Company that it is not a “U.S. person” as that term is defined under Regulation S and that it was not acquiring those securities for the account or benefit of a U.S. person.

The Warrants entitle the holder to acquire one Common Share for each special warrant held, without the payment of any additional consideration. The Warrants may not be exercised until the Company has authorized capital of at least 200,000,000 shares of common stock (the “Triggering Event”). Ten business days after the Triggering Event, the Warrants will automatically be deemed to have been exercised and the Company will issue a total of 34,000,000 Common Shares to the holder(s) of the Warrants.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT.

(a)	Change in Control

On September 22, 2004, pursuant to the Share Purchase Agreement, Water acquired 36,000,000 Common Shares from Mr. Livingston and was issued 10,000,000 Common Shares by the Company. As a result, Water now owns a total of 46,000,000 Common Shares, representing approximately 57.6% of the Common Shares outstanding.

Mr. Stamm is the sole shareholder of Water. As a result of his controlling interest in Water, Mr. Stamm is the indirect beneficial owner of the 46,000,0000 Common Shares owned by Water and, as such, has a controlling interest in the Company.

On September 22, 2004, the Company also issued 34,000,000 Warrants to Water which will automatically be converted into 34,000,000 Common Shares within 10 business days of the Triggering Event. After the Triggering Event, assuming that Water continues to hold the Warrants, Water will own 80,000,000 Common Shares, representing approximately 70.2% of the Common Shares that are expected to be outstanding at that time. As a result of Mr. Stamm’s controlling interest in Water, Mr. Stamm will indirectly be the beneficial owner of those 80,000,000 Common Shares.

In consideration for the transfer of Common Shares from Mr. Livingston and the issuance of Common Shares and Warrants by the Company, Water transferred to the Company a 100% ownership interest in Aqua.

(b)

Arrangements Which May Result in a Change in Control

Other than the issuance of the Warrants and the issuance and transfer of Common Shares to Water in connection with the Acquisition, there are no arrangements which may result in a change in control of the Company.

ITEM 5.02 DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to the Share Purchase Agreement, Mr. Livingston resigned as the President, Secretary and Treasurer and as a director of the Company on September 22, 2004, and Mr. Stamm was appointed to those positions in place of Mr. Livingston. The Company does not have an employment agreement with Mr. Stamm.

In addition to being the Company’s President, Secretary, Treasurer and sole director, Mr. Stamm is also the sole Managing Director of Aqua. From 1998 until 2003, Mr. Stamm was the Managing Director of Breyer Stahl GmbH, a German steel company affiliated with the National Iranian Steel Company. Mr. Stamm has also acted as a Deputy Chairman of the Vocational Training Committee of the Frankfurt a.M. Main Bar Association and as an honorary advisor and member of the supervisory boards for various non-profit organizations. Since 2000, Mr. Stamm has also acted as the Managing Director for several privately owned start up companies with international operations. Mr. Stamm has been practising as a lawyer in Germany since 1987.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Pursuant to the Share Purchase Agreement, the Company intends to seek stockholder approval to increase the authorized capital of the Company to 200,000,000 shares of common stock as soon as is reasonably practicable. The Company also intends to change its name to “Aqua Society, Inc.” The Company does not intend to make any other material changes to its articles of incorporation or bylaws.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Business Acquired

The historical financial statements of Aqua for the period beginning from inception on May 13, 2004 to July 31, 2004 are included as an exhibit to this amendment to the Company’s Current Report on Form 8-K, originally filed with the SEC on September 28, 2004.

(b)

Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet and statement of operations of the Company for the period ended June 30, 2004, giving effect to the Company’s acquisition of Aqua, are included as an exhibit to this amendment to the Company’s Current Report on Form 8-K, originally filed with the SEC on September 28, 2004.

(c)	Exhibits

Exhibit Number	Description of Exhibit
10.1	Share Purchase Agreement between Water-Capital-Holding Ltd., V G Tech, Inc., Aqua Society GmbH and Steve Livingston, dated for reference September 3, 2004.(1)

10.2	Agreement and Deed of Transfer between Water-Capital-Holding Ltd. And V G Tech, Inc. dated for reference September 22, 2004.

99.1	Audited Financial Statements of Aqua Society GmbH for the period ended July 31, 2004.

99.2	Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations of the Company for the period ended June 30, 2004.

(1) Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V G TECH, INC.

Date: November 12, 2004
	By:	/s/ Achim Stamm
_____________________________
Achim Stamm
President, Secretary and Treasurer